SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)    MAY 8, 2000
                                                           -------------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                         0-24526               76-0428727
(State or other jurisdiction     (Commission File Number)          (IRS Employer
     of  incorporation)                                   Identification  No.)

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
5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                    77057
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(Address of Principal executive offices)                 (Zip Code)


Registrant's telephone number including area code    (713) 435-5000
                                                    ---------------
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(Former name or former address, if changed since last report)     Not applicable
                                                                  --------------


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ITEM  5.          OTHER  EVENTS.
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     On  May  1,  2000  Coastal  Bancorp, Inc. ("Coastal") announced that it has completed the repurchase of an additional 500,000 shares of its common stock under the repurchase plan announced on February 25, 1999. The average repurchase price was $15.91 which approximates 96% of book value at March 31, 2000. This is the third repurchase authorization of 500,000 shares each since September of 1998. The average repurchase price for the three plans was $15.87 or 95% of book value at March 31, 2000.

Coastal through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100% of the voting stock of the Bank, a Texas-chartered state savings bank headquartered in Houston.

ITEM  7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)     Financial  Statements
             ---------------------
              No  financial  statements  are  required.

     (b)     Pro  Forma  Financial  Information
             ----------------------------------
              No  pro  forma  financial  information  is  required.

     (c)     Exhibits
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               No.          Description
               ---          -----------
               99            Press  Release,  dated  May  1,  2000

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


     /s/  Catherine  N.  Wylie                              Date:  May  8,  2000
     -------------------------
by:  Catherine  N.  Wylie
     Sr.  Executive  Vice  President/
     Chief  Financial  Officer

                              COASTAL BANCORP, INC.


                                   EXHIBIT 99


                PRESS RELEASE OF THE REGISTRANT DATED MAY 1, 2000

                                 NEWS  RELEASE
                              FOR IMMEDIATE RELEASE


                COASTAL BANCORP, INC. ANNOUNCES COMPLETION OF ITS
       THIRD COMMON STOCK REPURCHASE PLAN AND AUTHORITY FOR A FOURTH PLAN

          HOUSTON (May 1, 2000) - Coastal Bancorp, Inc. (NASDAQ: CBSA) ("Coastal") announced today that it has completed the repurchase of an additional 500,000 shares of its common stock repurchase plan announced on February 25, 1999. The average repurchase price was $15.91 which approximates 96% of book value at March 31, 2000. This is the third repurchase authorization of 500,000 shares each since September of 1998. The average repurchase price for the three plans was $15.87 or 95% of book value at March 31, 2000.
     In addition, on April 27, 2000, the Board of Directors authorized the extension of the repurchase plan for up to an additional 500,000 shares. The outstanding shares of common stock will be purchased through an open-market repurchase program and privately negotiated repurchases, if any. Repurchases will be made from time to time when deemed appropriate by the Chief Executive Officer and Chief Financial Officer of Coastal. The timing and volume of the repurchase transactions will depend upon market conditions.
     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coastal Banc ssb operates 50 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas.
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the company, the occurrence of which involve certain risks and uncertainties detailed in the company's filings with the Securities and Exchange Commission.

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